EXHIBIT 10.1

                            SHARE EXCHANGE AGREEMENT

     THIS SHARE EXCHANGE AGREEMENT ("AGREEMENT") is entered into as of this 2nd day of September 2011, by and among DATAMILL MEDIA CORP , a Nevada corporation having an address at 1205 Hillsboro Mile, Suite 203, Hillsboro Beach, Florida 33062 ("Company") and YOUNG AVIATION, LLC , a Florida limited liability company having an address at 4700 Hiatus Road, Suite 252, Sunrise, Florida 33351 ("Young"), and the persons executing this Agreement listed on the signature page hereto under the heading "Young Aviation Members " (referred to as the "Young Members"), each a "Party" and collectively the "Parties," upon the following premises:

                                    RECITALS

     WHEREAS, the Young Members own between 82,500,000 and 87,500,000 of Young's member's interests ("Units");

     WHEREAS, the Company is a fully reporting, publicly-held corporation organized under the laws of the State of Nevada whose common stock ("Common Stock") is quoted on the OTC Market under the symbol "SPLI";

     WHEREAS, Young is a privately held limited liability company organized under the laws of the State of Florida;

     WHEREAS, the Company desires to acquire 100% of the issued and outstanding Units of Young in exchange for unissued shares of the Company's Common Stock , so that Young will become a wholly-owned subsidiary of the Company;

     WHEREAS, a majority of the Young Members ("Majority Members") desire to exchange all of their Units in Young for authorized, but unissued, shares of Common Stock of the Company; and

     WHEREAS, the Majority Members believe that all of the Young Members will desire to exchange all of their Units in Young for shares of authorized, but unissued, shares of Common Stock of the Company, once they are advised of the proposed exchange offer and receive adequate disclosure from the Company and management of Young, and the Majority Members believe they can convince the other Young Members to join in this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I

                  REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                           YOUNG AND THE YOUNG MEMBERS

     As an inducement to and to obtain the reliance of the Company, except as set forth on the Young Schedules (as hereinafter defined, which shall contain any exceptions or qualifications to the representations and warranties as set forth below), Young and the Young Members represent and warrant as follows:

     Section 1.01 ORGANIZATION. Young is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Florida. Young has the company power and is duly authorized and qualified under all applicable laws and regulations to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualifications to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where failure to be so qualified would not have a material adverse effect on its business. Included in the Young Schedules (as defined in Section 1.17 hereof) are complete and correct copies of the Articles of Organization and Operating Agreement of Young as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby, will not violate any provision of Young's Articles of Organization or Operating Agreement. Young has taken all actions required by law, its Articles of Organization and Operating Agreement, or otherwise, to authorize the execution and delivery of this Agreement. Young has full power, authority and legal right
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and has taken all action  required by law, its  Articles of  Organization and Operating Agreement and otherwise to consummate the transactions herein contemplated, subject to the approval of the Young Members.

     Section 1.02 CAPITALIZATION.

(a) The authorized capitalization of Young consists of 100,000,000 Units of which 82,500,000 Units are currently issued and outstanding.

(b) All issued and outstanding Units of Young are legally issued, fully paid and non-assessable and were not issued in violation of the preemptive or other rights of any person or in violation of federal and/or state securities laws, rules or regulations.

(c)  Young does not have over 35 non-accredited investors among its members.

     Section 1.03 SUBSIDIARIES AND PREDECESSOR COMPANIES. Young does not have any predecessor company or any subsidiary.

     Section 1.04 OTHER INFORMATION.

(a) Young has no liabilities with respect to the payment of any federal state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued, but not yet due and payable, or as provided in the Young Schedules.

(b) Young has filed all federal state or local income and/or franchise tax returns required to be filed by it from inception to the date hereof. Each of such income and/or tax returns reflects the taxes due for the period covered thereby.

(c) The books and records of Young are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

(d) Young has no material liabilities or accounts payable, direct or indirect, matured or unmatured, contingent or otherwise, except as disclosed in writing to the Company on the Young Schedules..

     Section 1.05 INFORMATION. The information concerning Young set forth in this Agreement and in the Young Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section 1.06 OPTIONS, WARRANTS, CONVERTIBLE SECURITIES. There are no existing options, warrants, calls, convertible securities or commitments of any character relating to the authorized and unissued Units of Young.

     Section 1.07 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth in this Agreement or the Young Schedules, since July 31, 2011:

(a) There has not been (i) any material adverse change in the proposed business, operations, properties, assets or condition of Young or (ii) any damage, destruction, or loss to Young (whether or not covered by insurance) materially and adversely affecting the business or financial condition of the Young;

(b) Young has not (i) amended its Articles of Organization or Operating Agreement; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to members or purchased or redeemed, or agreed to purchase or redeem, any of its Units; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of Young; (iv) made any material change in its method of management, operation or accounting; (v) entered into any other material transaction other than sales in the ordinary course of its business; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer, director or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers, directors or any of its salaried employees whose monthly compensation exceeds Three Thousand Dollars ($3,000); (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, managers or employees; or (ix)

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     sold or agreed to sell any Units to any person,  save and except the offers and sales of Units in Young's current Private Placement Memorandum.

(c)  Young has not (i)  borrowed or agreed to borrow any funds or  incurred,  or become subject to, any material obligation or liability (absolute or contingent) except as disclosed herein and except liabilities incurred in the ordinary course of business; (ii) paid or agreed to pay any material obligations or liability (absolute or contingent) other than current liabilities, and current liabilities incurred in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than Five Thousand Dollars ($5,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than One Thousand Dollars ($1,000); or (iv) made or permitted any amendment or termination of any contract, agreement or license to which Young is a party if such amendment or termination is material, considering the business of Young, otherwise than in the ordinary course of business; and

(d) To the best knowledge of the Young Members and the Majority Members, Young has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of Young.

     Section 1.08 YOUNG AND RELATED MATTERS. No third party has any right to, and Young has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary assets or techniques, trademarks, service marks, trade names or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the proposed business, operations, financial condition, income or business prospects of Young or any material portion of its properties, assets, or rights.

          Section 1.09 LITIGATION AND PROCEEDINGS. There are no actions, suits or proceedings pending or threatened by or against Young or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Majority Members do not have any knowledge of any material default with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

     Section 1.10 CONTRACTS.

(a) There are no material contracts, agreements, franchises, license agreements, debt instruments or other commitments to which Young is a party or by which any of its assets, products, technology or properties are bound other than those incurred in the ordinary course of business (as used in this Agreement, a "material" contract, agreement, franchise, license agreement, debt instrument or commitment is one which (i) will remain in effect for more than three (3) months after the date of this Agreement and
     (ii) involves aggregate obligations of at least Five Thousand Dollars ($5,000), unless otherwise disclosed pursuant to this Agreement);

(b) All contracts, agreements, franchises, license agreements, and other commitments, if any, to which Young is a party and which are material to the operations or proposed operations of Young taken as a whole are valid and enforceable by Young in all material respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors, generally;

(c) Young is not a party to or bound by, and the properties of Young are not subject to, any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets or condition of Young; and

(d) Except as included or described in the Young Schedules, Young is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on thirty (30) days or less notice;
     (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan; (iii) agreement, contract or

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     indenture  relating  to  the  borrowing  of  money;  (iv)  guaranty  of any obligation, other than one on which Young is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one (1) year or providing for payments in excess of One Thousand Dollars ($1,000) in the aggregate; (v) collective bargaining agreement; or
     (vi) agreement with any present or former employee, member, officer, manager or director of Young.

     Section 1.11 MATERIAL CONTRACT DEFAULTS. Young is not in default in any material respect under the terms of any outstanding material contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Young, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Young has not taken adequate steps to prevent such a default from occurring.

     Section  1.12 NO CONFLICT  WITH OTHER  INSTRUMENTS.  The  execution of this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute an event of default under, or terminate, accelerate or modify the terms of any material indenture, mortgage, deed of trust or other material contract, agreement, or instrument to which Young is a party or to which any of its properties or operations are subject as of the date of this Agreement and/or as of the Closing Date.

     Section 1.13 GOVERNMENTAL AUTHORIZATIONS. Except as set forth in the Young Schedules, Young has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal, provincial and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Young, the Majority Members and the Young Members of this Agreement and the consummation by Young and the Young Members of the transactions contemplated hereby.

     Section 1.14 COMPLIANCE WITH LAWS AND REGULATIONS. Except as set forth in the Young Schedules, to the best of the knowledge of the Young Members and the Majority Members, Young has complied with all applicable statutes and regulations of any federal, provincial, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Young or except to the extent that noncompliance would not result in the occurrence of any material liability for Young.

     Section 1.15 APPROVAL OF AGREEMENT. The Directors or Managers of Young have authorized the execution and delivery of this Agreement by Young and approved this Agreement and the transactions contemplated hereby, and agree to recommend to the Young Members that they execute this Agreement when it is presented to them.

     Section 1.16 MATERIAL TRANSACTIONS OR AFFILIATIONS. Set forth in the Young Schedules is a description, if applicable, of every contract, agreement or arrangement between Young and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record, or known by any Young Member to own beneficially, five percent (5%) or more of the issued and outstanding Units of Young and which is to be performed in whole or in part after the date hereof. There are no commitments by Young, whether written or oral, to lend any funds, or to borrow any money from, or enter into any other transaction with, any such affiliated person.

     Section 1.17 THE YOUNG SCHEDULES. Young will deliver to the Company the following schedules, if such schedules are applicable to the business of Young, which are collectively referred to as the "Young Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement, all certified by the principal executive officer of Young as complete, true and correct as of the date of this Agreement in all material respects, which schedules shall be delivered within five days following the execution of this
Agreement:

(a) a schedule containing complete and correct copies of the Articles of Organization, Operating Agreement and amendments thereto in effect as of the date of this Agreement;

(b)  a schedule containing any Corporate Resolutions of the Members of Young;

(c) a schedule containing Minutes of meetings of the Board of Directors or Board of Managers of Young;

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(d)  a schedule containing a list indicating the name and address of each Member of Young together with the number of Units owned by him, her or it;

(e) a schedule listing any and all federal, provincial, state and local tax identification numbers of Young and containing complete and correct copies of all federal, provincial, state and local tax returns filed by Young;

(f) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed by Young. Any fact known to be, or to the best knowledge of the Young Members and the Majority Members or after reasonable investigation, reasonably believed to be, contrary to any of the representations, covenants, and warranties made in Article I are required to be disclosed in the Young Schedules pursuant to this Section 1.17(f); and

(g) a schedule of any and all limitations or qualifications or exceptions to the representations, covenants and warranties of Young and the Young Members and Majority Members contained in Article 1 of this Agreement, if any.


     The Majority Members shall cause the Young Schedules and the instruments and data delivered to the Company hereunder to be promptly updated after the date hereof up to and including the Closing Date.

     Section 1.18 VALID OBLIGATION. This Agreement and all agreements and other documents executed by Young and Young Members in connection herewith constitute the valid and binding obligation of the Young and Young Members, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section 1.19 ACQUISITION OF THE COMPANY SHARES BY THE YOUNG MEMBERS. The Young Members are acquiring the Shares (as defined in Section 3.01) for their own account without the participation of any other person and with the intent of holding the Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares, or any portion thereof, and not with a view to, or for resale in connection with, any distribution of the Shares, or any portion thereof. The Young Members have read, understood and consulted with their legal counsel regarding the limitations and requirements of
Section 5 of the Securities Act of 1933, as amended ("1933 Act"). The Young Members will offer, sell, pledge, convey or otherwise transfer the Shares, or any portion thereof, only if: (i) pursuant to an effective registration statement under the 1933 Act and any and all applicable state securities or Blue Sky laws or in a transaction which is otherwise in compliance with the 1933 Act and such laws; or (ii) pursuant to a valid exemption from registration.

     Section 1.20 EXEMPTION FROM REGISTRATION. The transactions contemplated hereby meet an exemption from registration pursuant to Section 4(2) of the 1933 Act or Rule 506 of Regulation D promulgated under the 1933 Act.

     Section 1.21. REPRESENTATIONS, ACKNOWLEDGEMENTS AND WARRANTIES OF THE YOUNG MEMBERS. The Young Members represent, acknowledge and warrant the following to the Company, except as set forth on the Young Schedules, which shall contain any exceptions or qualifications to the representations and warranties are set forth below and agree that such representations, acknowledgements and warranties shall be automatically reconfirmed on the Closing Date:

(a) Each Young Member recognizes that the Shares have not been registered under the 1933 Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Shares is registered under the 1933 Act or unless an exemption from registration is available. Each Young Member may not sell the Shares without registering them under the 1933 Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale;

(b) Each Young Member understands that neither Young nor the Company nor any other person has offered or extended registration rights covering the Shares;

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(b)  Each Young Member is  acquiring  the Shares for his, her or its own account
     for   long-term   investment   and   not   with  a  view   toward   resale,
     fractionalization or division, or distribution thereof, and it does not presently have any reason to anticipate any change in its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require the sale or distribution of the Shares. No one other than the Young Member will have any beneficial interest in said securities. Each Young Member agrees to set forth the terms of its ownership, record address and Social Security number or tax identification number, if applicable, on the Type of Ownership Form, attached hereto as Exhibit A;

(c)  Each Young Member acknowledges that he, she or it:

     (i). is a "sophisticated investor," and

     (ii).has had an opportunity to and, in fact, has thoroughly reviewed the Company's periodic reports on Form 10-K and 10-Q filings, Current Report filings on Form 8-K and the audited and unaudited financial statements, risk factors, results of operations and related business disclosures described therein at http://www.sec.gov; has had a reasonable opportunity to ask questions of and receive answers from and to request additional relevant information from a person or persons acting on behalf of the Company regarding such information; and has no pending questions as of the date of this Agreement or as of the Closing Date;

(d) Each Young Membder has such knowledge and experience in financial and business matters such that the Young Member is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision and does not require a representative in evaluating the merits and risks of an investment in the Shares;

(e) Each Young Member recognizes that an investment in the Company is a speculative venture and that the total amount of consideration tendered in connection with the exchange offer is placed at the risk of the business and may be completely lost, and that the ownership of the Shares as an investment involves special risks;

(f) Each Young Member realizes that the Shares cannot readily be sold as they will be restricted securities and, therefore, the Shares must not be accepted in the exchange offer unless such Young Member has liquid assets sufficient to assure that the ownership of the Shares will cause no undue financial difficulties and such Young Member can provide for current needs and possible personal contingencies;

(g) Each Young Member confirms and represents that it is able (i) to bear the economic risk of its investment, (ii) to hold the Shares for an indefinite period of time and (iii) to afford a complete loss of his, her or its investment. Each Young Member also represents that it has (i) adequate means of providing for its current needs and possible personal contingencies and (ii) has no need for liquidity in this particular investment;

(h)  All  information  which  each  Young  Member has  provided  to the  Company concerning such Young Member's financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to the Closing Date, such Young Member shall immediately provide the Company with such information; and

(i) Each Young Member has carefully considered and has, to the extent it believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Shares for its particular tax and financial situation and its advisers, if such advisors were deemed necessary, have determined that the Shares are a suitable investment for him, her, or it.

     Each Young Member has not become aware of and has not been offered the Shares by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or other similar media or television or radio broadcast or any seminar or meeting where, to such Young Member's knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

     Section 1.22. INSIDER TRADING. Each Young Member certifies and confirms that it has not personally, nor through any third parties, purchased, nor caused to be purchased in the public marketplace any publicly-traded shares of the Company. Each Young Member further certifies and confirms that it has not

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communicated the nature of the transactions contemplated herein, is not aware of
any  disclosure  of  non-public   information   regarding  the  Company  or  the
transactions contemplated herein and is not a party to any insider trading in the Company's securities. Each Young Member further certifies and confirms that it has not "tipped" any related parties nor third parties regarding the transactions contemplated herein and/or advised any parties to purchase or sell shares of the Company's securities in the marketplace.

                                   ARTICLE II

            REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE COMPANY

     As an inducement to, and to obtain the reliance of the Young Members, except as set forth in the Company Schedules (as hereinafter defined), the Company represents and warrants as follows:

     Section 2.01 ORGANIZATION. The Company is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on its business in all material respects as it is now being conducted and as contemplated after the closing of this transaction, and except where failure to be so qualified would not have a material adverse effect on its business, there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Company Schedules are complete and correct copies of the Articles of Incorporation and Bylaws (or similar organizational documents) of the Company as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Company's Articles of Incorporation or Bylaws (or similar organizational documents). The Company has taken all action required by law, its Articles of Incorporation, its Bylaws (or similar organizational documents), or otherwise to authorize the execution and delivery of this Agreement, and the Company has full power, authority, and legal right and has taken all action required by law, its Articles of Incorporation, Bylaws, (or similar organizational documents) or otherwise to consummate the transactions herein contemplated.

     Section 2.02 CAPITALIZATION. The Company is authorized to issue 150,000,000 shares of Common Stock and has 15,325,000 shares of Common Stock outstanding as of the date of this Agreement and shall not issue any additional shares of Common Stock prior to Closing without the prior written consent of the Majority Members. All issued and outstanding shares are legally issued, fully paid and non-assessable and were not issued in violation of the preemptive or other rights of any person. The Company has filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada for the purpose of increasing its authorized capital to 500,000,000 shares of Common Stock and to forward split the 15,325,000 shares of Common Stock currently outstanding on a basis of 10 shares for one share. The Certificate of Amendment will be effective on September 19, 2011 and prior to the Closing.

     Section 2.03 SUBSIDIARIES AND PREDECESSOR CORPORATIONS. The Company does not have any predecessor corporation(s) or subsidiary(ies) and does not own, beneficially or of record, any shares of any other corporation, other than its inactive subsidiary, Datamill Media Sub Corp.

     Section 2.04 FINANCIAL STATEMENTS.

(a) The Company has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

(b) The books and records, financial and otherwise, of the Company are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices. All financial statements are audited through December 31, 2010.

     Section 2.05 INFORMATION. The information concerning the Company set forth in this Agreement and the Company Schedules is complete and accurate in all material respects and does not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, the Company has fully disclosed in writing to Young and the Young Members
(through this Agreement, the Company's SEC EDGAR filings or the Company Schedules) all information, relating to matters involving the Company or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than Five Thousand Dollars ($5,000) liability or diminution in value, (ii) have led or may lead to a competitive disadvantage on the part of the Company or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on the transactions contemplated herein or on the Company, its assets or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

     Section 2.06 CONVERTIBLE SECURITIES, OPTIONS OR WARRANTS. There are no existing convertible securities, options, warrants, calls or commitments of any character relating to the authorized and unissued stock of the Company.

     Section 2.07 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the Company Schedules,, set forth in the Company's EDGAR filings, or provided in writing to Young, since the date of the Company's June 30, 2011 balance sheet for the Company as otherwise set forth in the Company Schedules:

(a) There has not been (i) any material adverse change in the business, operations, properties, assets or condition of the Company or (ii) any damage, destruction or loss to the Company (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of the Company;

(b) The Company has not and will not (i) amend its Articles of Incorporation or Bylaws (or similar organizational documents) except to complete the performance of the Company as set forth herein; (ii) declare or make, or agree to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchase or redeem, or agree to purchase or redeem, any of its capital stock; (iii) waive any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of the Company; (iv) make any material change in its method of management, operation, or accounting;
     (v) enter into any transaction or agreement other than in the ordinary course of business; (vi) make any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increase the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceeds Three Thousand Dollars ($3,000); or (viii) make any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees; and

(c) The Company has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of the Company.

     Section 2.08 TITLE AND RELATED MATTERS. The Company has good and marketable title to all of its properties, inventory, interest in properties and assets, which are reflected in the most recent Company balance sheet or acquired after that date (except properties, inventory, interest in properties and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges or encumbrances, except (a) statutory liens or claims not yet delinquent; and (b) as described in the Company Schedules or EDGAR filings. Except as set forth in the Company Schedules or EDGAR filings, the Company owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all of its assets. Except as set forth in the Company Schedules or EDGAR filings, no third party has any right to, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income or business prospects of the Company or any material portion of its properties, assets, or rights.

     Section 2.09 LITIGATION AND PROCEEDINGS. There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company after reasonable investigation, threatened by or against the Company or affecting the Company or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Company has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default.

     Section 2.10 CONTRACTS. Except as otherwise set forth in the Company Schedules or the EDGAR filings:

(a) The Company is not a party to, and its assets, products, technology and properties are not bound by, any material contract, franchise, license agreement, agreement, debt instrument or other commitments whether such agreement is in writing or oral;

(b) All contracts, agreements, franchises, license agreements and other commitments to which the Company is a party or by which its properties are bound and which are material to the operations of the Company taken as a whole are valid and enforceable by the Company in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

(c) The Company is not a party to or bound by, and the properties of the Company are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of the Company; and

(d) Except as included or described in the Company Schedules, EDGAR filings or reflected in the most recent Company balance sheet, the Company is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on thirty (30) days, or less notice;
     (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which the Company is a primary obligor all of which are reflected in the Company balance sheet, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one year or providing for payments in excess of Ten Thousand Dollars
     ($10,000) in the aggregate; (v) collective bargaining agreement; or (vi) agreement with any present or former employee, officer or director of the Company.

     Section 2.11 MATERIAL CONTRACT DEFAULTS. The Company is not in default in any respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of the Company and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which the Company has not taken adequate steps to prevent such a default from occurring.

     Section  2.12 NO CONFLICT  WITH OTHER  INSTRUMENTS.  The  execution of this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or to which any of its assets or operations are subject.

     Section 2.13 GOVERNMENTAL AUTHORIZATIONS. The Company has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal, provincial and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby (excluding authorizations, approvals and/or consents relating to the acquisition by the Company of Young, which the Company makes no representations in connection with).

     Section 2.14 COMPLIANCE WITH LAWS AND REGULATIONS. To the best of its knowledge, the Company has complied with all applicable statutes and regulations of any federal, provincial, state or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of the Company or except to the extent that noncompliance would not result in the occurrence of any material liability. This compliance includes, but is not limited to, the filing of all reports, filings and schedules to date with federal, provincial and state securities authorities.

     Section 2.15 APPROVAL OF AGREEMENT. The Board of Directors of the Company has authorized the execution and delivery of this Agreement by the Company and approve this Agreement and the transactions contemplated hereby prior to the Closing Date and agrees to recommend approval of this Agreement by all of the Company's shareholders.

     Section 2.16 MATERIAL TRANSACTIONS OR AFFILIATIONS. Except as disclosed herein, in the EDGAR filings or in the Company Schedules, there exists no contract, agreement or arrangement between the Company and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by the Company to own beneficially, five percent (5%) or more of the issued and outstanding Common Stock of the Company and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof. Neither any officer, director, nor five percent (5%) shareholder of the Company has, or has had since inception of the Company, any known interest, direct or indirect, in any such transaction with the Company which was material to the business of the Company. The Company has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

     Section 2.17 THE COMPANY SCHEDULES. No later than five (5) days from the execution of this Agreement, the Company will deliver to Young the following schedules, which are collectively referred to as the "Company Schedules" and which consist of separate schedules, which are dated the date of this Agreement, all certified by the chief executive officer of the Company to be complete, true and accurate in all material respects as of the date of this Agreement:

(a) a certified list from the Company's President or Transfer Agent (if it has one) setting forth the name and address of each shareholder of the Company together with the number of shares owned by him, her or it;

(b) a schedule listing any and all federal, provincial, state and local tax identification numbers of the Company and containing complete and correct copies of all federal, provincial, state and local tax returns filed by the Company;

(c) a schedule containing complete, correct and file stamped copies of the Bylaws, Articles of Incorporation or similar organizational documents, and all amendments thereto, of the Company in effect as of the date of this Agreement; and

(d) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed by the Company. Any fact known to be, or to the best knowledge of the Company after reasonable investigation, reasonably believed to be, contrary to the representations, covenants, and warranties made in Article II are required to be disclosed in the Company Schedules pursuant to this Section 2.17(d).

     The Company shall cause the Company Schedules and the instruments and data delivered to Young and the Young Members hereunder to be promptly updated after the date hereof up to and including the Closing Date to include any material changes in such information not otherwise provided to Young and the Young Members in writing.

     Section 2.18 VALID OBLIGATION. This Agreement and all agreements and other documents executed by the Company in connection herewith constitute the valid and binding obligation of the Company, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section 2.19 REPORTING REQUIREMENTS OF THE COMPANY. The Company is subject to the reporting and filing requirement of the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Company is not aware of any deficient or outstanding filings or unresolved Staff comments with the Securities and Exchange Commission as of the date of this Agreement in connection with any of its filing requirements.

                                   ARTICLE III

                                PLAN OF EXCHANGE

     Section 3.01 THE EXCHANGE.

(a) On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined below), Young and the Young Members shall accept the Company's offer to exchange the Shares for 100% of the issued and outstanding Units of Young ("Exchange Offer") described herein and shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, the Units of Young set forth herein, in the aggregate constituting no less than One Hundred Percent (100%) of the issued and outstanding Units of Young to the Company at the Closing;

(b) The Company shall accept the Exchange Offer, and shall, on the terms and conditions set forth in this Agreement, issue the Young Members two (2) shares of the Company's Common Stock for each Unit of Young owned by the Young Members at the Closing; provided, however, that the maximum number of shares that the Company will have to issue to the Young Members will be 175,000,000 shares of Common Stock ("Shares") in consideration for One Hundred Percent (100%) of the ownership interests of Young.

     Section  3.02  CLOSING.   The  closing   ("Closing")  of  the   transaction
contemplated by this Agreement shall occur automatically, and without any further required action from either Party, upon the satisfaction of the Closing Conditions (described below) which date shall in no event be later than September 20, 2011, unless such date is extended in writing by the mutual consent of all Parties ("Closing Date").

(a) The following "Closing Conditions" shall have occurred, or have been waived by Young, the Young Members and the Company in writing, prior to the Closing Date:

     (i) This transaction shall have been approved, and Shares delivered in accordance with Section 3.01. The Board of Directors of the Company shall have approved the transactions contemplated by this Agreement;

     (ii) Young shall have obtained an audit of its operations and pro forma financial information as required by Form 8-K and Regulation S-X of the Securities Act of 1933, as amended, in acceptable form and content to the Company ("Audit ");

     (iii)The  Company  shall  have  complied  with all of the  requirements  of
          Article VI, below; and

(b)  At the Closing, the following shall occur:

     (i) The Young Members shall surrender the certificates evidencing One Hundred Percent (100%) of the shares of Young, so as to make the Company the sole owner thereof;

     (ii) Vincent Beatty shall convey 75,000,000 post forward split shares of Company Common Stock held in his name back to the Company for retirement to the Company treasury;

     (iii)Young shall supply the Company with Minutes of the Board of Directors or Board of Managers of Young approving and consenting to this Agreement and the transactions contemplated herein;

     (iv) The Company will issue and deliver Shares in the name of the Young Members, pro rata with their ownership of Units of Young, in accordance with this Agreement, and the Young Members shall accept the Shares without qualification of any kind; and

     (v) The Company, Young, the Young Members and the Majority Members shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the Parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

     Section 3.03 TRADABILITY OF SHARES. The Shares to be issued to the Young Members have not been registered under the 1933 Act, nor registered under any state securities law, and are "restricted securities" as that term is defined in Rule 144 under the 1933 Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from registration under the 1933 Act. The Shares will bear the following restrictive legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT
     EITHER: i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, or ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS."

     Section 3.04 TERMINATION.

(a) This Agreement may be terminated by either the Board of Directors of the Company, Young or the Young Members at any time prior to the Closing Date if:

     (i) there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such Board of Directors, Board of Managers, members or shareholders, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the Exchange; or

     (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions (which does not include the Securities and Exchange Commission) or in the judgment of such Board of Directors, Board of Managers, members or shareholders, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the Exchange.

     In the event of termination pursuant to this paragraph, no obligation, right or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated.

     No revenue ruling or opinion of counsel will be sought as to the tax-free nature of the subject Exchange and such tax treatment is not a condition to Closing herein.

                                   ARTICLE IV

                                SPECIAL COVENANTS

     Section 4.01 ACCESS TO PROPERTIES AND RECORDS. The Company and Young will each afford to the officers and authorized representatives of the other reasonable access to the properties, books and records of the Company or Young, as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of the Company or Young, as the case may be, as the other shall from time to time reasonably request. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and each party hereto shall cooperate fully therein. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement. In order that each party may investigate as it may wish the business affairs of the other, each party shall furnish the other during such period with all of such information and copies of such documents concerning the affairs of it as the other party may reasonably request, and cause its officers, employees, consultants, agents, accountants, and attorneys to cooperate fully in connection with such review and examination, and to make full disclosure to the other parties all material facts affecting its financial condition, business operations, and the conduct of operations.

     Section 4.02 DELIVERY OF BOOKS AND RECORDS AND BANK  ACCOUNTS.  Within five
(5) days following the date of this Agreement and once again at the Closing, Young shall deliver to the Company copies of the corporate minute books, books of account, contracts, records, and all other books or documents including the bank accounts of Young now in the possession of Young or its representatives.

     Section 4.03 THIRD PARTY CONSENTS AND CERTIFICATES. The Company and Young agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

     Section 4.04 ACTIONS PRIOR TO CLOSING.

(a) From and after the date of this Agreement until the Closing Date and except as set forth in the Company Schedules or the Young Schedules, or as permitted or contemplated by this Agreement, the Company and Young, respectively (subject to paragraph (b) below), shall each:

     (i) carry on its business in substantially the same manner as it has heretofore;

     (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

     (iii)maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

     (iv) use good faith efforts to perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

     (v) use its good faith efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

     (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal, provincial and state laws and all rules, regulations, and orders imposed by federal, provincial or state governmental authorities.

(b) From and after the date of this Agreement until the Closing Date, neither the Company nor Young shall:

     (i) make any changes in their governing documents, except as otherwise provided in this Agreement or required by the recapitalization of the Company as may be necessary to carry out the Exchange Offer;

     (ii) take any action  described in Section 1.07 in the case of Young, or in
          Section 2.07, in the case of the Company (all except as permitted therein or as disclosed in the applicable party's schedules);

     (iii)enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services; or

     (iv) sell any assets or discontinue any operations, sell any shares of capital stock (other than as contemplated in this Section 4.04) or conduct any similar transactions other than in the ordinary course of business.

     Section 4.05 INDEMNIFICATION.

(a)  INDEMNIFICATION OF THE COMPANY. Subject to the terms and conditions of this
     Section 4.05(a), Young and the Young Members agree to jointly and severally, indemnify, defend and hold harmless the Company, its respective affiliates, its respective present and former directors, officers, shareholders, employees, attorneys and agents and its respective heirs, executors, administrators, successors and assigns ("Company Indemnified Persons"), from and against any and all claims, liabilities and losses which may be imposed on, incurred by or asserted against any Company
     Indemnified  Person,   arising  out  of  or  resulting  from,  directly  or
     indirectly:

     (i) the inaccuracy of any representation or breach of any material warranty of Young or the Young Members contained in or made pursuant to this Agreement which was not disclosed to the Company in writing prior to the Closing;

     (ii) the breach of any material covenant or agreement of Young or the Young Members contained in this Agreement; or

     (iii)any claim to fees or costs for alleged services by a broker, agent, finder or other person claiming to act in a similar capacity at the request of Young or the Young Members in connection with this Agreement;

     PROVIDED, HOWEVER, that Young and the Young Members shall not be liable for any portion of any claims, liabilities or losses resulting from a material breach by the Company, of any of its obligations under this Agreement or from the Company's gross negligence, fraud or willful misconduct. The indemnification provided for in this Section shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

(b)  INDEMNIFICATION  OF YOUNG.  Subject  to the terms  and  conditions  of this
     Section 4.05(b), from and after the Closing, the Company agrees to indemnify, defend and hold harmless Young, its respective affiliates, its respective present and former directors, managers, officers, members, employees, attorneys and agents and its respective heirs, executors, administrators, successors and assigns and the Young Members ("Young Indemnified Persons"), from and against any and all claims, liabilities and losses which may be imposed on, incurred by or asserted against any Young Indemnified Person, arising out of or resulting from, directly or indirectly:

     (i) the inaccuracy of any representation or breach of any material warranty of the Company contained in or made pursuant to this Agreement which was not disclosed to Young in writing prior to the Closing;

     (ii) the breach of any material covenant or agreement of the Company contained in this Agreement; or

     (iii)any claim to fees or costs for alleged services rendered by a broker, agent, finder or other person claiming to act in a similar capacity at the request of the Company in connection with this Agreement;

     PROVIDED, HOWEVER, that the Company shall not be liable for any portion of any claims, liabilities or losses resulting from a material breach by Young or the Young Members of their obligations under this Agreement or from Young's or any Young Indemnified Persons' gross negligence, fraud or willful misconduct. The indemnification provided for in this Section shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

          Section 4.06 INDEMNIFICATION OF SUBSEQUENT CORPORATE ACTIONS. Young hereby represents and warrants that it will indemnify and hold harmless any officer, director, controlling shareholder, attorney, agent or representative of the Company, or any other person affiliated with the Company, from any decisions, activities or conduct of the Company subsequent to the Closing Date of the transactions contemplated by this Agreement.

                                    ARTICLE V

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

     The obligations of the Company under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section 5.01 OWNERSHIP OF YOUNG. Prior to the Closing Date, the Young Members shall have demonstrated to the Company, with evidence reasonably satisfactory to the Company, that the Young Members are the owners of One Hundred Percent (100%) of the outstanding securities of Young.

     Section 5.02 ACCURACY OF REPRESENTATIONS AND PERFORMANCE OF COVENANTS. The representations and warranties made by Young and the Young Members in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement). Young and the Young Members shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Young or the Young Members prior to or at the Closing. The Company shall be furnished with a certificate, signed by a duly authorized executive officer of Young and dated the Closing Date, to the foregoing effect.

     Section 5.03 OFFICER'S CERTIFICATE. The Company shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Young to the effect that no litigation, proceeding, investigation, or inquiry is pending, or to the best knowledge of Young threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the Young Schedules, by or against Young, which might result in any material adverse change in any of the assets, properties, business, or operations of Young.

     Section 5.04 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material change in the financial condition, business, or operations of Young nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable by the Company in its reasonable discretion.

     Section 5.05 APPROVAL BY YOUNG. The Exchange shall have been approved, and Shares delivered in accordance with Section 3.01, by Young and all of the Young Members. The Board of Directors or Board of Managers of Young shall have approved the transactions contemplated by this Agreement.

     Section 5.06 NO GOVERNMENTAL PROHIBITION. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section 5.07 CONSENTS. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Company and Young after the Closing Date on the basis as presently operated shall have been obtained.

     Section 5.08 AUDIT. Young shall have obtained an Audit in acceptable form and content to the Company.

     Section 5.09 DIRECTORS. The Directors of Company shall appoint Directors as designated by Young and resign as Directors of the Company.


     Section 5.10 ASSURANCES. Unless otherwise agreed by the parties, Young will:

(a) not create, allot, issue, acquire, repay or redeem any charter or loan capital or agree, arrange or undertake to do any of those things or acquire or agree to acquire, an interest in a corporate body or merge or consolidate with a corporate body or any other person, enter into any demerger transaction or participate in any other type of corporate reconstruction;

(b) operate its business in the usual way so as to maintain that business as a going concern;

(c) not acquire or dispose of, or agree to acquire or dispose of, any revenues, assets, business or undertaking except in the usual course of its business or assume or incur, or agree to assume or incur, a liability, obligation or expense (actual or contingent) except in the usual course of its business;

(d)  not declare, pay or make a dividend or distribution;

(e) not pass a shareholders' resolution, other than as set out in this Agreement;

(f) not create, or agree to create or amend, an encumbrance over any licenses, property or assets owned by it;

(g) not grant any options or other rights to subscribe for or acquire shares or other securities in their charter or loan capital;

(h) not act (or omit to act) in a manner which might cause or result in any license, consent or approval or concession held by it to be amended or revoked;

(i)  not make any material change in the nature or organization of its business;

(j)  comply with all of its contractual, statutory and regulatory obligations;

(k) not enter into a long-term, onerous, unusual or material agreement, arrangement or obligation;

(l) not amend or terminate a material agreement, arrangement or obligation to which it is a party or terminate any contract or commitment which is not capable of being terminated without compensation or which is not in the ordinary course of business;

(m) not enter into, amend or terminate a contract (including a series of related contracts) involving capital expenditure in excess of $10,000, except with the agreement of the Company;

(n) not compromise or settle litigation or arbitration proceedings or any action, demand or dispute or waive a right in relation to litigation or arbitration proceedings;

(o)  not release, discharge or compound any liability or claim;

(p) conduct its business in all material respects in accordance with all applicable legal and administrative requirements in any jurisdiction; and

(q) cooperate with the Company to allow the Company and its agents access to, and to take copies of, the books and records of Young including, without limitation, the statutory books, minute books, leases, licenses, contracts, details of receivables, intellectual property, supplier lists and customer lists in the possession or control of each Young.

                                   ARTICLE VI

                     CONDITIONS PRECEDENT TO OBLIGATIONS OF
                           YOUNG AND THE YOUNG MEMBERS

     The obligations of Young and the Young Members under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section 6.01 ACCURACY OF REPRESENTATIONS AND PERFORMANCE OF COVENANTS. The representations and warranties made by the Company in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. Additionally, the Company shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by the Company and shall have satisfied all conditions set forth herein prior to or at the Closing. Young shall have been furnished with certificates, signed by duly authorized executive officers of the Company and dated the Closing Date, to the foregoing effect.

     Section 6.02 OFFICER'S CERTIFICATE. Young shall have been furnished with certificates dated the Closing Date and signed by the duly authorized executive officer of the Company, to the effect that no litigation, proceeding, investigation or inquiry is pending, or to the best knowledge of the Company threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Company Schedules, by or against the Company, which might result in any material adverse change in any of the assets, properties or operations of the Company.

     Section 6.03 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any change in the financial condition, business or operations of the Company nor shall any event have occurred which, with the lapse of time or the giving of notice, is determined to be unacceptable by Young or the Young Members.

     Section 6.04 NO GOVERNMENTAL PROHIBITION. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

     Section 6.05 CONSENTS. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Company and Young after the Closing Date on the basis as presently operated shall have been obtained.

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.01 NO BANKRUPTCY AND NO CRIMINAL CONVICTIONS. None of the Parties to this Agreement, or their officers, directors or affiliates, promoters, beneficial shareholders or control persons, nor any predecessor thereof have been subject to the following (unless otherwise disclosed in the Young Schedules or Company Schedules):

(a) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer within the past ten (10) years;

(b) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses) within the past ten (10) years;

(c) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities within the past ten (10) years; or

(d) Being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal, provincial or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated within the past ten (10) years.

     Section 7.02 GOVERNING LAW AND ARBITRATION. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Florida without giving effect to principles of conflicts of law thereunder. All controversies, disputes or claims arising out of or relating to this Agreement shall be resolved by binding arbitration. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. All arbitrators shall possess such experience in, and knowledge of, the subject area of the controversy or claim so as to qualify as an "expert" with respect to such subject matter. The governing law for the purposes of any arbitration arising hereunder shall be in Dade County, Florida. The prevailing party shall be entitled to receive its reasonable attorney's fees and all costs relating to the arbitration. Any award rendered by arbitration shall be final and binding on the parties, and judgment thereon may be entered in any court of competent jurisdiction.

     Section 7.03 NOTICES. Any and all notices, requests or other communications hereunder shall be given in writing and delivered by: (a) regular, overnight or registered or certified mail (return receipt requested), with first class postage prepaid; (b) hand delivery; (c) facsimile transmission; or (d) overnight courier service, to the parties at the following addresses or facsimile numbers:

     If to the Company, to:   Datamill Media Corp.
                              Attn: Vincent Beatty, CEO
                              1205 Hillsboro Mile, Suite 203
                              Hillsboro Beach, Florida 33062
                              Phone: (954) 592-5322

     If to Young, to:         Young Aviation, LLC
                              Attn: Joel A. Young, CEO
                              4700 Hiatus Road., Suite 252
                              Sunrise, Florida 33351
                              Phone: (954) 749-0484
                              Fax: (954) 749-0485

or at such other address or number as shall be designated by either of the parties in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: (A) in the case of a notice sent by regular or registered or certified mail, three business days after it is duly deposited in the mails; (B) in the case of a notice delivered by hand, when personally delivered; (C) in the case of a notice sent by facsimile, upon transmission subject to telephone confirmation of receipt; and (D) in the case of a notice sent by overnight mail or overnight courier service, the next business day after such notice is mailed or delivered to such courier, in each case given or addressed as aforesaid.

     Section 7.04 ATTORNEY'S FEES. In the event that either party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     Section 7.05 CONFIDENTIALITY. Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others (which information shall include the existence of this Agreement and the transactions contemplated herein), except (i) to the extent such data or information is published, is a matter of public knowledge (through no fault or action of the Party holding such information on behalf of the other Party), or is required by a court of competent jurisdiction to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein. Young further agrees and consents to the disclosure by the Company of any material information regarding Young which the Company or its counsel deems necessary for disclosure in the Company's public filings on EDGAR in connection with the Company's current or periodic report filings. The Company shall not be required to obtain the prior consent of Young to publicly disclose such information.

     Section 7.06 PUBLICITY. Prior to or after the Closing of the transaction contemplated herein, any announcement, or press or news release by Young or its members, employees, officers, directors or agents shall be reviewed and approved by the Company prior to its release, subject to any requirements of law. The Company shall be allowed to make any announcements relating to this Agreement or the transactions contemplated herein, and shall be allowed to file this Agreement and any exhibits or related agreements as may be required pursuant to the Company's public reporting obligations with the Securities and Exchange Commission, subject to prior approval by Young, which approval shall not be unreasonably withheld. Prior to the Closing and prior to the Closing Date, Young shall make no announcements relating to this Agreement, the Company or the transactions contemplated herein without the prior written consent of the Company, which approval will not be unreasonably withheld.

     Section 7.07 SCHEDULES; KNOWLEDGE. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement and Young and the Young Members are deemed to have knowledge of the information set forth in the Company's EDGAR filings.

     Section 7.08 THIRD PARTY BENEFICIARIES. This contract is strictly between the Company and Young, and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     Section 7.9 EXPENSES. The Company and Young each hereto agree to pay their own costs and expenses incurred in negotiating this Agreement including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby, and those costs and expenses incurred in consummating the transactions described herein.

     Section 7.10 ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, term sheets, understandings and negotiations, written or oral, with respect to such subject matter.

     Section 7.11 SURVIVAL; TERMINATION. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two (2) years.

     Section 7.12 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section 7.13 AMENDMENT OR WAIVER. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     Section 7.14 BEST EFFORTS. Subject to the terms and conditions herein provided, each party shall use its reasonable best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

     Section 7.15 REMEDIES. The Parties agree that the covenants and obligations contained in this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms hereof or thereof would cause irreparable injury in an amount which would be impossible to estimate or determine and for which any remedy at law would be inadequate. As such, the Parties agree that if either Party fails or refuses to fulfill any of its obligations under this Agreement or to make any payment or deliver any instrument required hereunder or thereunder, then the other Party shall have the remedy of specific performance, which remedy shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies otherwise available under any other contract or at law or in equity and to which such Party might be entitled.

     Section 7.16 CONSTRUCTION. The Parties acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Parties hereto. In this Agreement, the word "include,: "includes," "including" and "such as" are to be construed as if they were immediately followed by the words, without limitation.

     Section 7.17 SEVERABILITY. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

     Section 7.18 HEADINGS; GENDER. The paragraph headings contained in this Agreement are for convenience only, and shall in no manner be construed as part of this Agreement. All references in this Agreement as to gender shall be interpreted in the applicable gender of the Parties.

     Section 7.19 EFFECT OF FACSIMILE AND PHOTOCOPIED SIGNATURES. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one Party and faxed or scanned and emailed to another Party (as a PDF or similar image file) shall be deemed to have been executed and delivered by the signing Party as though an original. A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

                                        DATAMILL MEDIA CORP.


                                        By: /s/ Vincent Beatty
                                            ------------------------------------
                                        Its: President
                                        Printed Name: Vincent Beatty

                                        YOUNG AVIATION, LLC


                                        By: /s/ Joel A. Young
                                            ------------------------------------
                                        Its: President
                                        Printed Name: Joel A. Young

YOUNG MEMBERS:
(Agreeing to the terms and conditions of the Agreement, including, but not limited to, the representations set forth in Section 1.2.).

EXHIBIT A
                             TYPE OF OWNERSHIP FORM

(CHECK ONE):

         INDIVIDUAL OWNERSHIP (one signature required)
--------

         TRUST (please include name of trust, name of trustee, and date trust -------- was formed and copy of the Trust Agreement or other authorization)

         PARTNERSHIP (please include a copy of the Partnership Agreement -------- authorizing signature)

         CORPORATION (please include a certified corporate resolution -------- authorizing signature)


    ------------------------------------------------------------------------
                 Please print here the exact name (registration)
       Such Young Member desires to appear in the records of the Company.


    ------------------------------------------------------------------------
              Please print here the exact address Such Young Member
                desires to appear in the records of the Company.


    ------------------------------------------------------------------------
             If interest payments are to be made to an address other
               than that shown above (i.e., a brokerage account),
             please print here such address and account designation.

SIGNATURE:


By:
   ----------------------------------------

Printed Name:
             ------------------------------

If on behalf of Entity:

     Entity Name:
                 ---------------------------------------------------------------

     Signatories Position with Entity:
                                       -----------------------------------------

     Beneficial Owner of Shares Owned by Entity:
                                                --------------------------------

Address:
        ------------------------------------------------------------------------

Tax Id Number:
              -------------------------

Telephone Number: (    )-     -
                   ----   ---- --------


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